SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

January 22, 2002 (January 22, 2002)
Date of Report (Date of earliest event reported)

ALLERGAN, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-10269	95-1622442

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2525 Dupont Drive Irvine, California		92612

(Address of Principal Executive Offices)		(Zip Code)

(714) 246-4500
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES
EXHIBIT 99.1

Item 5. Other Events.

On January 22, 2002, Allergan, Inc., announced its intention to separate its ophthalmic surgical and contact lens care business lines into an independent publicly traded company through a tax-free distribution to Allergan shareholders. The press release dated January 22, 2002 announcing this transaction is filed as Exhibit 99.1 hereto and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

99.1	Press release of Registrant dated January 22, 2002.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLERGAN, INC.

Date:	January 22, 2002	By:	/S/ DOUGLAS S. INGRAM

Douglas S. Ingram Corporate Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit Description

99.1	Press release of Registrant dated January 22, 2002.